DCM/INNOVA High Dividend Income Innovation Fund Ticker Symbol: TILDX
Summary Prospectus | February 12, 2021

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.DCMmutualfunds.com. You can also get this information at no cost by calling 1-888-484-5766 or by sending an e-mail request to Fulfillment@ultimusfundsolutions.com. The Fund’s Prospectus and Statement of Additional Information, dated February 12, 2021, are incorporated by reference into this Summary Prospectus.

Beginning on July 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 888-484-5766 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 888-484-5766. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Fund complex or at your financial intermediary.

Investment Objective. The DCM/INNOVA High Dividend Income Innovation Fund (the “DCM/INNOVA Fund”) seeks maximum total return through a combination of capital appreciation and current income.

Fees and Expenses of the DCM/INNOVA Fund. This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the DCM/INNOVA Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	2.61%
Acquired Fund Fees and Expenses[1]	0.07%
Total Annual Fund Operating Expenses	3.43%
Fee Reductions and/or Expense Reimbursements[2]	(1.86%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements[3]	1.57%

[1]

“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements” will not correlate to the ratios of expenses to the average net assets in the DCM/INNOVA Fund’s Financial Highlights, which reflect the operating expenses of the DCM/INNOVA Fund and do not include “Acquired Fund Fees and Expenses.”

[2]

DCM Advisors, LLC (the “Advisor”) entered into an Expense Limitation Agreement with the DCM/INNOVA Fund under which it has contractually agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the DCM/INNOVA Fund and to assume other expenses of the DCM/INNOVA Fund, if necessary, in an amount that limits the DCM/INNOVA Fund’s annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the DCM/INNOVA Fund’s business, dividend expense on securities sold short, “acquired fund fees and expenses,” and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”)) to not more than 1.50% of the average daily net assets of the DCM/INNOVA Fund for the period ending April 30, 2022. The Expense Limitation Agreement may not be terminated prior to that date without the approval of the Board of Trustees (the “Board” or “Trustees”) of Centaur Mutual Funds Trust (the “Trust”).

Example. This example is intended to help you compare the cost of investing in the DCM/INNOVA Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the DCM/INNOVA Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the DCM/INNOVA Fund’s operating expenses remain the same, except that the contractual arrangement to reduce Management Fees and reimburse expenses remains in effect only until April 30, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$160	$880	$1,624	$3,587

Portfolio Turnover. The DCM/INNOVA Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the DCM/INNOVA Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses

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or in the example, affect the DCM/INNOVA Fund’s performance. During the most recent fiscal year, the DCM/INNOVA Fund’s portfolio turnover rate was 435% of the average value of its portfolio.

Principal Investment Strategies. The DCM/INNOVA Fund invests in equity securities of companies that the Advisor believes are undervalued in the securities markets, but which also offer high dividend yields relative to the yield of the broad market averages such as the S&P 500 Total Return Index. The DCM/INNOVA Fund typically invests in common stocks and other equity securities, which may include securities issued by real estate investment trusts (REITs), publicly traded master limited partnerships (MLPs) or royalty trusts, as well as preferred stocks, convertible preferred stocks, and warrants. Under normal circumstances, the DCM/INNOVA Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of U.S. and foreign companies that either have paid a dividend in the 12 months prior to the DCM/INNOVA Fund’s purchase of the security, or are expected by the Advisor to pay a dividend within 12 months following the DCM/INNOVA Fund’s purchase of the security. The DCM/INNOVA Fund may invest in companies of any market capitalization and its foreign companies may include companies domiciled in emerging markets.

The DCM/INNOVA Fund may seek to enhance the level of dividend income it receives by engaging in regional rotation trading which involves purchasing and selling equity securities of issuers domiciled in different regions of the world to capture dividend income for the DCM/INNOVA Fund. In a regional rotation trade, the DCM/INNOVA Fund would sell a stock that has declared its dividend and no longer trades with an entitlement to the dividend, and purchase a stock in another region that is about to declare a dividend. By entering into a series of such trades, the DCM/INNOVA Fund seeks to augment the amount of dividend income it receives over the course of a year.

The DCM/INNOVA Fund may invest in companies of any market capitalization. The DCM/INNOVA Fund will generally consider selling a security when, in the portfolio manager’s opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The DCM/INNOVA Fund will also consider selling a security if, in the portfolio manager’s opinion, a superior investment opportunity arises. Also, the DCM/INNOVA Fund may consider selling a security as part of the Fund’s regional rotation trading strategy. The DCM/INNOVA Fund may engage in active and frequent trading to achieve its investment objectives, and the DCM/INNOVA Fund’s regional rotation strategy may increase the rate of portfolio turnover. In addition, frequently purchasing stocks in a short period prior to the ex-dividend date (the interval between the announcement and the payment of the next dividend) increases the amount of trading costs the DCM/INNOVA Fund will incur and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. Dividend capture trading generally involves owning a stock long enough to collect the dividend and then selling it and using the proceeds to purchase a different dividend-paying stock. The DCM/INNOVA Fund’s portfolio turnover rate is expected to be 100% or more.

In addition to investing in equity securities that offer high dividend yields, the Advisor may seek to generate income from selling covered call options on securities in the DCM/INNOVA Fund. The use of covered call options in combination with the purchase of equity securities allows for the inclusion of undervalued, non-dividend paying stocks in the DCM/INNOVA Fund’s portfolio while still satisfying the Fund’s goal of generating investment income. Securities so purchased will be selected based upon the Advisor’s determination of the attractiveness and risk profile of the underlying stock as well as the income potential of selling covered call options on the security. The Advisor may seek to use the above strategies to structure the DCM/INNOVA Fund’s investment portfolio in such a way as to seek to achieve an income yield superior to that of the S&P 500 Total Return Index. The DCM/INNOVA Fund may also invest in non-dividend paying stocks without selling covered call options if the Advisor believes the stocks can produce significant capital appreciation.

At the discretion of the Advisor, the DCM/INNOVA Fund may allocate its capital to bonds and short-term instruments. The DCM/INNOVA Fund may purchase bonds of any credit quality, maturity, or yield. The DCM/INNOVA Fund may invest in investment-grade fixed income securities and securities that are below investment-grade (i.e., “junk bonds”) or short-term, highly liquid investments, such as money market instruments, U.S. government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions. The DCM/INNOVA Fund primarily invests in securities of U.S. companies, but may also invest in foreign companies.

The Advisor will vary the percentage of the DCM/INNOVA Fund’s assets allocated to each of the above categories based on the Advisor’s judgment of the attractiveness of available investment opportunities as well as market and economic conditions.

To select equity securities for the DCM/INNOVA Fund, the Advisor seeks to identify companies that it understands well and that possess one or more of the following characteristics:

●	Positive (or projected positive) revenue or profit trends;

●

Healthy balance sheet, characterized by ample cash relative to debt, efficient working capital management, high or increasing liquidity, or other metrics that the Advisor believes indicate the company’s ability to withstand unexpected shocks, reinvest in the business, and improve its business prospects and circumstances;

●	Strong free cash flow generation;

●	Powerful and sustainable competitive advantages;

●	Management team that: (i) operates the business well and has a sound strategy to build it over time; (ii) allocates capital wisely to enhance shareholder value; and (iii) has high integrity; or

●	Policies (e.g., compensation structures) that do not significantly dilute shareholders’ ownership.

In addition to the above criteria the Advisor will consider high dividend yields when selecting stocks. The Advisor seeks to identify companies whose stocks are trading, in the opinion of the Advisor, at a substantial discount to the intrinsic value, however, the Advisor may select stocks with a somewhat modest discount to the Advisor’s estimate of intrinsic value if the Advisor believes that the

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DCM/INNOVA High Dividend Income Innovation Fund

security’s dividend yield is sufficiently high, secure, and/or likely to grow over time.

In selecting bonds for the DCM/INNOVA Fund, the Advisor examines the relationships of current yield and risk of the bonds as compared to available equity securities.

The DCM/INNOVA Fund will generally consider selling a security when, in the portfolio manager’s opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The DCM/INNOVA Fund will also consider selling a security if, in the portfolio manager’s opinion, a superior investment opportunity arises. Also, the DCM/INNOVA Fund may consider selling a security as part of the Fund’s regional rotation trading strategy. The DCM/INNOVA Fund may engage in active and frequent trading to achieve its investment objectives, and the Fund’s regional rotation strategy may increase the rate of portfolio turnover. In addition, frequently purchasing stocks in a short period prior to the ex-dividend date (the interval between the announcement and the payment of the next dividend) increases the amount of trading costs the DCM/INNOVA Fund will incur and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. The DCM/INNOVA Fund’s portfolio turnover rate may be 100% or more.

Principal Risks of Investing in the DCM/INNOVA Fund. An investment in the DCM/INNOVA Fund is subject to investment risks, including the possible loss of some or all of the money invested. There can be no assurance that the DCM/INNOVA Fund will be successful in meeting its investment objective. Generally, the DCM/INNOVA Fund will be subject to the following additional principal risks:

●

Market Risk. The prices of and the income generated by the DCM/INNOVA Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global in-stability, and currency and interest rate fluctuations. Certain market events could cause turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets, which may negatively affect many issuers domestically and around the world. During periods of market volatility, security prices (including securities held by the DCM/INNOVA Fund) could change drastically and rapidly and, therefore, adversely affect the DCM/INNOVA Fund.

●	Management Style Risk. The performance of the DCM/INNOVA Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

●

Sector Focus Risk. While the DCM/INNOVA Fund does not focus its investments on a particular sector, the DCM/INNOVA Fund may, at times, be more heavily invested in certain sectors, which may cause the value of its shares to be especially sensitive to factors and economic risks that specifically affect those sectors and may cause the DCM/INNOVA Fund’s share price to fluctuate more widely than the shares of a mutual fund that invests in a broader range of industries.

●

Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. There may be times when the returns for large capitalization companies generally trail returns of smaller companies or the overall stock market.

●

Small-Cap and Mid-Cap Company Risk. Investing in small- and mid-capitalization companies involves greater risk than is customarily associated with larger, more established companies. Small- and mid-cap companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources. Due to these and other factors, stocks of small- and mid-cap companies may be more susceptible to market downturns and other events, less liquid and their prices may be more volatile.

●

Foreign Securities Risk. Foreign securities may involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the DCM/INNOVA Fund to sell its securities and could reduce the value of your shares.

●

Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the DCM/INNOVA Fund’s transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, the DCM/INNOVA Fund’s income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the DCM/INNOVA Fund’s shares may be reduced.

●

Interest Rate Risk. The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the DCM/INNOVA Fund, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates. Changes in interest rates may have a significant effect if the Fund is then holding a significant portion of its assets in fixed income securities with long-term maturities. The DCM/INNOVA Fund may be subject to greater risk of rising interest rates due to the current historically low interest rates and the Federal Reserve’s willingness to allow interest rates to rise, if only gradually and moderately.

●

Maturity Risk. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

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●

Investment-Grade Securities Risk. Securities rated BBB by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or higher are considered investment-grade securities. While the DCM/INNOVA Fund may invest in various rated investment grade securities, including securities rated Baa by Moody’s or BBB by S&P or Fitch, such securities are somewhat riskier than more highly rated investment-grade debt obligations and will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities.

●

Junk Bonds or Lower-Rated Securities Risk. Debt securities rated below BBB by S&P or Fitch and Baa by Moody’s are considered speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. These fixed income securities are considered “below investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value (“NAV”). These risks can reduce the DCM/INNOVA Fund’s share prices and the income it earns. These securities are inherently speculative.

●

Derivative Instruments Risk. Derivative instruments, such as covered call options, involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. The price the DCM/INNOVA Fund realizes from the sale of a stock option upon exercise of the option could be substantially below its prevailing market price. If a liquid market for an option does not exist, the DCM/INNOVA Fund will not be able to sell the underlying security until the option expires or is exercised. The premiums received by the DCM/INNOVA Fund for writing options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.

●	Valuation Risks for Non-Exchange Traded Options. The purchase of non-exchange traded call options may result in reduced liquidity (and hence value) for the DCM/INNOVA Fund’s portfolio investments.

●

Risks from Writing Call Options. When the DCM/INNOVA Fund writes (i.e., sells) call options on its portfolio securities it limits its opportunity to profit from the securities and, consequently, the DCM/INNOVA Fund could significantly underperform the market. Writing call options could also result in additional turnover and higher tax liability.

●

Real Estate Securities Risk. To the extent the DCM/INNOVA Fund invests in companies that invest in real estate, such as REITs, the DCM/INNOVA Fund may be subject to risk associated with the real estate market as a whole such as taxation, regulations, and economic and political factors that negatively impact the real estate market.

●

MLP Risks. A MLP is a limited partnership in which the ownership units are publicly traded. MLPs generally acquire interests in natural resource, energy, or real estate assets and distribute the resulting income to investors. Investments in MLPs are generally subject to many of the risks that apply to investments in partnerships, such as limited control and limited voting rights and fewer corporate protections than afforded investors in a corporation. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles, such as adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, a shift in consumer demand or conflicts of interest with the general partner. The benefit derived from the DCM/INNOVA Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect its value. The DCM/INNOVA Fund’s investment in MLPs may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the MLP’s operating expenses in addition to paying Fund expenses.

●

Royalty Trust Risks. The DCM/INNOVA Fund may invest in publicly traded royalty trusts. Royalty trusts are special purpose vehicles organized as investment trusts created to make investments in operating companies or their cash flows. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for the royalty trust’s underlying commodity could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Further, because natural resources are depleting assets, the income-producing ability of a royalty trust will eventually be exhausted and the royalty trust will need to raise or retain funds to make new acquisitions to maintain its value. The DCM/INNOVA Fund’s investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts’ operating expenses in addition to paying Fund expenses.

●

Value Investing Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value the Advisor believes is its full market value, either because the market fails to recognize what the

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DCM/INNOVA High Dividend Income Innovation Fund

Advisor considers to be the company’s true business value or because the Advisor’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the DCM/INNOVA Fund’s value investment style may go out of favor with investors, negatively affecting the DCM/INNOVA Fund’s performance.

●

Risks Related to Other Equity Securities. In addition to common stocks, the equity securities in the DCM/INNOVA Fund’s portfolio may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, including securities held by the DCM/INNOVA Fund, which could also result in losses for the Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

●

Risks Related to Portfolio Turnover. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. High rates of portfolio turnover could lower performance of the DCM/INNOVA Fund due to increased costs and may also result in the realization of capital gains. If the DCM/INNOVA Fund realizes capital gains when it sells its portfolio investments, it must generally distribute those gains to shareholders, increasing their taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains and shareholders would be taxed on short-term capital gains at ordinary income tax rates. Under normal circumstances, the anticipated portfolio turnover rate for the DCM/INNOVA Fund is expected to be more than 100%.

Performance Information. The bar chart and table shown below provide some indication of the risks of investing in the DCM/INNOVA Fund by showing changes in the Fund’s performance from year to year and by showing how the DCM/INNOVA Fund’s average annual total returns for 1, 5 and 10 years compare to those of a broad-based securities market index. A second index is also included to provide an additional comparison. The DCM/INNOVA Fund’s past performance (before and after taxes) is not necessarily an indication of how the DCM/INNOVA Fund will perform in the future. Updated information on the DCM/INNOVA Fund’s results can be obtained by calling 1-888-484-5766 or by visiting http://www.dcmmutualfunds.com.

DCM/INNOVA High Dividend Income Innovation Fund
Annual Total Returns

The DCM/INNOVA Fund’s year to date return through December 31, 2020 was 12.78%.

During the periods shown in the bar chart, the highest return for a quarter was 20.55% during the quarter ended June 30, 2020 and the lowest return for a quarter was -22.82% during the quarter ended March 31, 2020.

Average Annual Total Returns For the Periods Ended December 31, 2020	1 Year	5 Years	10 Years
Return before taxes	12.78%	9.44%	8.00%
Return after taxes on distributions	9.58%	6.79%	5.16%
Return after taxes on distributions and sale of shares	7.33%	6.42%	5.18%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	13.88%
Dow Jones U.S. Select Dividend Total Return Index (reflects no deduction for fees, expenses, or taxes)	-4.56%	9.25%	11.00%

The DCM/INNOVA Fund compares its performance to standardized indices or other measures of investment performance. In particular, the DCM/INNOVA Fund compares its performance to the S&P 500 Total Return Index, which is generally considered to be representative of the performance of common stocks in the United States securities markets. Additionally, the DCM/INNOVA Fund compares its performance to the Dow Jones U.S. Select Dividend Total Return Index which is representative of the performance of dividend-paying stocks in the United States securities markets. The Dow Jones U.S. Select Dividend Total Return Index replaced the Morningstar Moderately Conservative Target Risk Index as the DCM/INNOVA Fund’s secondary benchmark in March 2020 in response to the DCM/INNOVA Fund’s focus on investing substantially more of its portfolio in common stocks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold DCM/INNOVA Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (“IRA”).

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Management. DCM Advisors, LLC is the investment advisor for the DCM/INNOVA Fund. Dr. Vijay Chopra (Senior Portfolio Manager at the Advisor) is the portfolio manager for the DCM/INNOVA Fund and as such is primarily responsible for the day-to-day management of the DCM/INNOVA Fund’s portfolio. He has served in that capacity since November 16, 2018.

Purchase and Sale of Fund Shares. The DCM/INNOVA Fund’s minimum initial investment is $1,500 ($1,000 under an automatic investment plan) and the DCM/INNOVA Fund’s minimum subsequent investment is $100 ($50 under an automatic investment plan).

Generally you may purchase or redeem shares of the DCM/INNOVA Fund on any business day the New York Stock Exchange (“NYSE”) is open:

●	by mail addressed to the Fund:

U.S. Mail:	Overnight:
DCM/INNOVA High Dividend Income Innovation Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	DCM/INNOVA High Dividend Income Innovation Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

●	by facsimile at 1-877-513-0756;

●	by telephone at 1-888-484-5766; and

●	through authorized Broker-Dealers and Financial Intermediaries (collectively “Financial Intermediaries”).

Tax Information. The DCM/INNOVA Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA. Such tax deferred arrangements may be taxed later upon withdrawals of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the DCM/INNOVA Fund through a broker-dealer or other financial intermediary (such as a bank), the DCM/INNOVA Fund and its related companies may pay the intermediary for the sale of DCM/INNOVA Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the DCM/INNOVA Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

An investment in the DCM/INNOVA Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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